UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 10, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated May 10, 2001

Item 9.        Regulation FD Disclosure

                    On May 10, 2001, Spartan Stores, Inc. issued the press released attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished, not filed.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2001	SPARTAN STORES, INC. (Registrant)

By /s/ Alex J. DeYonker Alex J. DeYonker Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated May 10, 2001